UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
January 7, 2009

Cabot Microelectronics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

870 Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On January 7, 2009, Cabot Microelectronics Corporation issued a press release entitled “Global Economic Environment Adversely Affects Cabot Microelectronics Corporation’s Revenue for the Quarter Ended December 31, 2008”, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The press release includes cautionary statements identifying important factors that could cause actual results to differ materially from those described by any forward-looking statements.

This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                      Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is being furnished, not filed, herewith pursuant to Item 2.02 of Form 8-K:

99.1 Press release, dated January 7, 2009, entitled “Global Economic Environment Adversely Affects Cabot Microelectronics Corporation’s Revenue for the Quarter Ended December 31, 2008.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT MICROELECTRONICS CORPORATION

Date: January 7, 2009	By:	/s/ WILLIAM S. JOHNSON
William S. Johnson
Vice President and Chief Financial Officer
[Principal Financial Officer]

INDEX TO EXHIBITS

Exhibit Number	Title
99.1	Press release, dated January 7, 2009, entitled “Global Economic Environment Adversely Affects Cabot Microelectronics Corporation’s Revenue for the Quarter Ended December 31, 2008.”

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